UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): May 15, 2007

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

We are filing this Current Report on Form 8-K solely to add exhibits to the Company’s Registration Statement on Form S-3 (File No. 333-110546).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
1.1	Form of Underwriting Agreement Standard Provisions dated May 15, 2007

1.2	Form of Pricing Agreement (included in Exhibit 1.1)

5.1	Opinion of T. G. Westman, Esq.

23.1	Consent of T. G Westman, Esq. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: May 17, 2007	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
1.1	Form of Underwriting Agreement Standard Provisions dated May 15, 2007

1.2	Form of Pricing Agreement (included in Exhibit 1.1)

5.1	Opinion of T. G. Westman, Esq.

23.1	Consent of T. G Westman, Esq. (included in Exhibit 5.1)